UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11653 Central Parkway, Jacksonville, FL 32224

 (Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 245-1788

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 2, 2015, the Company entered into separate subscriptions agreements (the “Subscription Agreements”) with accredited investors (the “Investors”) pursuant to which the Company sold (the “Private Placement”) an aggregate of 4,000,00 shares of its Series G Convertible Preferred Stock, par value $0.0001 per share (the “Series G Preferred Stock”), each of which is convertible into one (1) share of common stock, par value $0.0001 per share (the “Common Stock”), with such rights and designations as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series G Convertible Preferred Stock (the “Series G Certificate of Designation”). The shares of Series G Preferred Stock were sold for a per share purchase price of $0.25 with gross proceeds to the Company of $1,000,000.

Pursuant to the Subscription Agreements, the Company agreed, for a period of 24 months, to not issue any shares of Common Stock or securities exercisable or convertible into shares of Common Stock of the Company for a price lower than $0.25 per share without the consent of the Investors holding a majority of the then outstanding shares of Series G Preferred Stock, subject to certain customary exceptions.   Each share of the Series G Preferred Stock is convertible into one (1) share of Common Stock and has a stated value of $0.0001.  The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions.   The Company is prohibited from effecting the conversion of the Series G Preferred Stock to the extent that, as a result of such conversion, the holder would beneficially own more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series G Preferred Stock, subject to certain increases (the “Beneficial Ownership Limitation”).  Each share of the Series G Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock such share is convertible into at such time, but not in excess of the Beneficial Ownership Limitation.

The shares of Series G Preferred Stock issued in the Private Placement were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.  Certificates representing these shares will contain a legend stating the restrictions applicable to such shares.

The foregoing descriptions of the Subscription Agreement and the Series G Preferred Stock are not complete and are qualified in their entirety by reference to the full text of the Form of Subscription Agreement, the Series G Certificate of Designation and the Certificate of Correction to the Series G Certificate of Designation, copies of which are filed as Exhibit 10.1, Exhibit 3.1 and 3.2, respectively, to this report and are incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is incorporated by reference herein.

On June 2, 2015, as a result of the sale of the Series G Preferred Stock, the Company issued, 2,700,000 shares of Series E Convertible Preferred Stock, which are convertible into an aggregate of 2,700,000 shares of Common Stock, to its existing holders of Series E Preferred Stock, in connection with certain anti-dilution rights associated with their purchase of such shares.

On June 2, 2015, the Company received the consent of at least a majority of its holders of Series F Convertible Preferred Stock to consummate the Private Placement, as required under the terms of that investment. In consideration for the foregoing consent, the Company issued all holders of its Series F Preferred Stock an aggregate of an additional 2,200,666 shares of Series F Preferred Stock, which are convertible into an aggregate of 2,200,666 shares of Common Stock.

The transactions did not involve any underwriters, underwriting discounts or commissions, or any public offering.  The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or Rule 506 thereunder, as a transaction by an issuer not involving a public offering.

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ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth in Items 1.01 and 3.02 is incorporated by reference herein.

On June 1, 2015, we filed a Certificate of Designation of Preferences, Rights and Limitations of Series G Convertible Preferred Stock authorizing the issuance of up to 8,000,000 shares of Series G Preferred Stock.

On June 2, 2015, we filed a Certificate of Correction to the Series G Certificate of Designation to clarify certain language with respect to the liquidation rights of such shares.

On June 2, 2015, we filed an amendment to our previously filed Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock in order to (i) increase the number of shares of preferred stock so designated to 5,400,000 shares and (ii) to clarify certain liquidation rights with respect to such shares.

On June 2, 2015, we filed an amendment to our previously filed Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock in order to (i) increase the number of shares of preferred stock so designated to 3,300,999 shares and (ii) to clarify certain liquidation rights with respect to such shares.

The foregoing descriptions of the amendments to the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock and its Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock are not complete and are qualified in their entireties by reference to the full text of such amendments, copies of which are filed as Exhibit 3.3 and Exhibit 3.4, respectively, to this report and are incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following exhibits are filed with this Report:

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series G Convertible Preferred Stock filed with the Nevada Secretary of State on June 1, 2015

3.2	Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series G Convertible Preferred Stock filed with the Nevada Secretary of the State on June 2, 2015

3.3	Certificate of Amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock filed with the Nevada Secretary of the State on June 2, 2015

3.4	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock filed with the Nevada Secretary of the State on June 2, 2015

10.1	Form of Subscription Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRONE AVIATION HOLDING CORP.

Date: June 3, 2015	By:	/s/ Kendall Carpenter
	Name:	Kendall Carpenter
	Title:	Chief Financial Officer

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